                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               July 21, 2003 Date
                        of Report (Date of earliest event
                                   reported):

                            WOODWARD GOVERNOR COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                        0-8408                36-1984010
(State or other jurisdiction or        (Commission          (I.R.S. Employer
 Incorporation or Organization)        File Number)        Identification No.)

                            5001 North Second Street
                            Rockford, Illinois 61111
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including area code: (815) 877-7441

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

         99.1 Woodward Governor Company Press Release dated July 21, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The information contained in this Item 9 is being furnished pursuant to
         Item 12, Disclosure of Results of Operations and Financial Condition of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information, including exhibits attached hereto, in this Current Report, or third quarter earnings release is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Woodward Governor Company, dated July 21, 2003, reporting Woodward Governor Company's financial results for the quarter ended June 30, 2003

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         Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2003                 WOODWARD GOVERNOR COMPANY


                                     By:  /s/  Stephen P. Carter
                                     Stephen P. Carter
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer

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                                INDEX TO EXHIBITS


   Exhibit Number              Description
-------------------         ------------------
       99.1                 News Release issued by Woodward Governor
                            Company, dated July 21, 2003.

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                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE


CONTACT:  Stephen P. Carter
          Executive Vice President,
          Chief Financial Officer and Treasurer
          1-815-639-6800


          WOODWARD REPORTS THIRD FISCAL QUARTER AND NINE MONTHS RESULTS

Rockford, Ill., July 21, 2003--Woodward Governor Company (Nasdaq: WGOV) today reported financial results for the third fiscal quarter and nine months ended June 30, 2003.

Net sales for the quarter were $141,637,000, down 18 percent from $171,888,000 in the third quarter a year ago. Sales levels were lower in both Industrial Controls and Aircraft Engine Systems due to continued adverse market conditions. Woodward incurred a net loss for the quarter of $165,000, or $0.01 per share (all per-share amounts are diluted), compared with net earnings of $14,611,000, or $1.26 per share in the same quarter last year. The earnings decline is due primarily to the continued reverse leverage effect of the drop in sales volumes compared to fixed costs and development costs necessary to satisfy current and future requirements of our core customers.

On May 30, 2003, we acquired Synchro-Start Products Inc. to expand our position in the small, high-speed diesel engine market. Synchro-Start designs and manufactures actuators, solenoids, and controls for industrial engines and equipment. The acquired business is expected to add approximately $30,000,000 of revenue in fiscal year 2004 and is expected to be accretive to earnings in the first full year of operation.

For the nine months ended June 30, 2003, net sales were down 18 percent to $432,621,000, compared to $527,405,000 for the corresponding nine months a year ago. Earnings before the cumulative effect of an accounting change declined 75 percent to $10,611,000, or $.94 per share for the nine-month period.

"In sharp contrast to the lower financial results for the quarter and year to date, we continue to make steady strategic progress in new product and business development, and we have solidified our relationships with existing customers," said Chairman and Chief Executive Officer John A. Halbrook.

"Our strategy, based on our competitive advantages and financial strength, is to seize intermediate- and long-term opportunities for winning leading shares in existing and future market niches. We believe that by committing resources now for promising OEM product

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development programs and complementary acquisitions, such as Synchro-Start, we will create long-term shareholder value. Transforming our progress into earnings growth will be evident as markets stabilize and improve.

"To preserve our position and implement our strategies, we took a series of previously disclosed actions this year, including aligning capacity with sales volume, integrating various Industrial Controls and Aircraft Engine Systems processes, and consolidating global purchasing. We expect these actions to reduce our 2004 operating costs by at least $20,000,000 and sharpen our focus on core capabilities," said Mr. Halbrook.

"Given the adverse industry conditions in our largest markets, we anticipated the second half of fiscal 2003 would be challenging," added Mr. Halbrook. "Yet, we are gaining market share through new product introductions, component and system applications, and acquisitions."

Industrial Controls' net sales were $83,122,000 for the third quarter, down 21 percent from the third quarter a year ago. Industrial Controls incurred a loss of $4,479,000 compared to earnings of $12,145,000 for the third quarter last year. Expenses totaling about $2,900,000 associated with workforce management activity, a write-off of certain advance license fees, and the transfer of an overseas pension to a different plan were recognized in this year's third quarter.

Industrial Controls' performance reflected the continued investment in customer-driven new product development, maintaining the activities and functions necessary to sustain our present and future business, as well as the charges mentioned above.

Aircraft Engine Systems net sales were $58,515,000 for the third quarter, compared to $66,117,000 in the third quarter a year ago. This decline of 11 percent reflects fewer aircraft being built and the ongoing industry-wide downturn in air travel, which was exacerbated by the war in Iraq as well as concerns about Severe Acute Respiratory Syndrome (SARS).

Segment earnings were $8,824,000, compared to earnings of $15,288,000 for the third quarter last year. Expenses related to the consolidation of Aircraft Engine Systems' servovalve operations into its Rockford facilities totaled approximately $1,900,000 in this year's third quarter.

Halbrook concluded, "With the outlook for our key target markets and the global economy highly uncertain, forecasting near-term revenues and earnings is inherently difficult. We plan to discuss the outlook for fiscal 2004 when we report the full fiscal year 2003 in November. Currently, we continue to believe that earnings for 2004 will exceed those of 2003, attributable to market share gains, cost reductions achieved through actions this year, as well as acquisitions."

Woodward will hold an investor conference call at 7:30 a.m. CT on Tuesday, July 22, 2003, to provide an overview of the third quarter's financial performance, business highlights, and outlook for the remainder of the year. You are invited to listen to the live Webcast of our conference call or a recording on our Web site at www.woodward.com.

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ABOUT WOODWARD

Woodward is the world's largest independent designer and manufacturer of energy control solutions for aircraft and industrial engines, turbines and power equipment. The company's innovative controls and fuel delivery systems help manufacturers worldwide operate cleaner and more efficient power equipment. Woodward's products and services are used in the aerospace, power generation, oil and gas processing, and transportation markets, which include rail, marine and many light and heavy industrial applications. Woodward is headquartered in Rockford, Illinois, and serves global markets from locations worldwide. Visit our Web site at www.woodward.com.

The statements in this release concerning the company's future sales, earnings, business performance, prospects, and the economy in general reflect current expectations and are forward-looking statements that involve risks and uncertainties. Such risks include, but are not limited to, further decline in sales levels in one or more of our markets, our ability to reduce expenses, and the continued demand for and progress on our development programs. Actual results could differ materially from projections or any other forward-looking statement and we have no obligation to update our forward-looking statements. Factors that could affect performance and could cause actual results to differ materially from projections and forward-looking statements are described in Woodward's Annual Report and Form 10-K for the year ended September 30, 2002, and Form 10-Q for the quarterly period ended June 30, 2003, expected to be available by early August.

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

WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
S T A T E M E N T S   O F   C O N S O L I D A T E D   E A R N I N G S
---------------------------------------------------------------------------------------------------------------------
                                                                     THREE MONTHS ENDED        NINE MONTHS ENDED
                                                                          JUNE 30,                  JUNE 30,
---------------------------------------------------------------------------------------------------------------------
(UNAUDITED--IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                     2003         2002        2003         2002
---------------------------------------------------------------------------------------------------------------------
NET SALES                                                             $141,637    $171,888     $432,621     $527,405
---------------------------------------------------------------------------------------------------------------------
Costs and expenses:
        Cost of goods sold                                             121,343     133,642      361,723      411,304
        Sales, general, and administrative expenses                     16,958      13,684       47,044       44,412
        Amortization of intangible assets                                1,043         768        3,089        2,302
        Interest expense                                                 1,349       1,214        3,494        3,923
        Interest income                                                   (135)       (119)        (627)        (477)
        Other expense (income)--net                                      1,487       (867)          784         (29)
---------------------------------------------------------------------------------------------------------------------
        Total costs and expenses                                       142,045     148,322      415,507      461,435
---------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF
    ACCOUNTING CHANGE                                                    (408)      23,566       17,114       65,970
Income taxes                                                             (243)       8,955        6,503       24,017
---------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE            (165)      14,611       10,611       41,953
Cumulative effect of accounting change, net of income taxes                  -           -            -       (2,489)
---------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                                    $ (165)     $14,611      $10,611      $39,464
=====================================================================================================================

BASIC PER SHARE AMOUNTS:
Earnings (loss) before cumulative effect of accounting change         $ (0.01)     $  1.29      $  0.95      $  3.70
Cumulative effect of accounting change, net of income taxes                  -           -            -        (0.22)
---------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                                   $ (0.01)     $  1.29      $  0.95      $  3.48
=====================================================================================================================

DILUTED PER SHARE AMOUNTS:
Earnings (loss) before cumulative effect of accounting change         $ (0.01)     $  1.26      $  0.94     $   3.62
Cumulative effect of accounting change, net of income taxes                  -           -            -        (0.21)
---------------------------------------------------------------------------------------------------------------------
Net earnings (loss)                                                   $ (0.01)     $  1.26      $  0.94      $  3.41
=====================================================================================================================

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic                                                                   11,112      11,327       11,190       11,325
Diluted                                                                 11,112      11,618       11,325       11,590
=====================================================================================================================

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

WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
C O N D E N S E D   C O N S O L I D A T E D   B A L A N C E   S H E E T S
---------------------------------------------------------------------------------------------------------------------
                                                                                 AT JUNE 30,        AT SEPTEMBER 30,
(UNAUDITED--IN THOUSANDS)                                                            2003                2002
---------------------------------------------------------------------------------------------------------------------
ASSETS
        Current assets:
             Cash and cash equivalents                                              $26,015              $29,828
             Accounts receivable                                                     77,793               76,406
             Inventories                                                            131,408              127,112
             Deferred income taxes                                                   13,309               15,340
---------------------------------------------------------------------------------------------------------------------
                  Total current assets                                              248,525              248,686
        Property, plant, and equipment-net                                          120,711              123,622
        Goodwill                                                                    157,147              115,265
        Other intangibles-net                                                        64,398               66,762
        Other assets                                                                 10,566               10,175
        Deferred income taxes                                                        12,216               17,885
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $613,563             $582,395
=====================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES:
             Short-term borrowings                                                  $14,921             $ 16,185
             Current portion of long-term debt                                        2,000                2,000
             Accounts payable and accrued expenses                                   65,387               74,995
             Income taxes payable                                                     2,213                3,194
---------------------------------------------------------------------------------------------------------------------
                  Total current liabilities                                          84,521               96,374
        Long-term debt, less current portion                                        113,581               78,192
        Other liabilities                                                            57,006               52,928
---------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                           255,108              227,494
        Shareholders' equity                                                        358,455              354,901
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $613,563             $582,395
=====================================================================================================================

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

WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
OTHER SELECTED INFORMATION
---------------------------------------------------------------------------------------------------------------------
                                                           THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                JUNE 30,                       JUNE 30,
---------------------------------------------------------------------------------------------------------------------
(UNAUDITED--IN THOUSANDS)                                   2003          2002            2003            2002
---------------------------------------------------------------------------------------------------------------------
External net sales:
    Industrial Controls                                   $83,122       $105,771        $243,962        $317,922
    Aircraft Engine Systems                                58,515         66,117         188,659         209,483
Segment earnings (loss):
    Industrial Controls                                    (4,479)        12,145          (4,657)         37,540
    Aircraft Engine Systems                                 8,824         15,288          33,822          45,253
Capital Expenditures                                        5,268          5,562          12,149          16,289
Depreciation Expense                                        7,291          7,115          20,897          21,240
=====================================================================================================================

SEGMENT EARNINGS IN THE TABLE ABOVE DO NOT REFLECT INTEREST, CORPORATE EXPENSES, INCOME TAXES, AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE.

                                      -END-